UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
January 23, 2007
EZCORP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-19424	74-2540145
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

1901 CAPITAL PARKWAY		78746
AUSTIN, TEXAS		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(512) 314-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
This information set forth under “Item 2.02. Results Of Operations And Financial Condition,” including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
On January 23, 2007, EZCORP, Inc. issued a press release announcing its results of operations and financial condition for the quarter ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
99.1 Press release dated January 23, 2007, issued by EZCORP, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EZCORP, INC.
(Registrant)

Date: January 23, 2007	By:	/s/ Daniel N. Tonissen

(Signature)
Senior Vice President, Chief Financial Officer, and Director

EXHIBIT INDEX

99.1	Press release dated January 23, 2007, issued by EZCORP, Inc.